UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2011

RADIATION THERAPY SERVICES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2011,  Radiation Therapy Services Holdings, Inc. (the “Company”) announced the resignation of Kerrin E. Gillespie, its Senior Vice President and Chief Financial Officer, effective May 16, 2011.  Mr. Gillespie will be assuming a senior operating finance role at Health Management Associates, Inc. (NYSE:HMA), where he previously held various roles in operations and finance.  There were no disagreements between him and the Company on any matter that resulted in his resignation.  The Company has initiated an executive search for a new Chief Financial Officer to replace Mr. Gillespie.  Effective May 17, 2011, Bryan J. Carey, a member of the Company’s board of directors, will serve as interim Chief Financial Officer and will manage the transition process until a successor is named.

Mr. Carey, 50, has been a member of the Company’s board of directors since April 2009 and was the Company’s interim Chief Financial Officer from August 28, 2009 to March 15, 2010. Mr. Carey is a Managing Director of Vestar, primarily focused on Healthcare investments. He joined Vestar in 2000, having been Executive Vice President, Chief Financial Officer and Managing Director of the European operations of Aearo Corporation, a Vestar portfolio company. Mr. Carey is currently a director and member of the audit committee of Sunrise Medical, Inc. Mr. Carey was a director of Joerns Healthcare, LLC until August 2010. He received his A.B. in economics from Georgetown University and his M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Carey’s experience in the health care industry and collective board experience, experience as the Company’s interim Chief Financial Officer and background including his personal involvement in the healthcare field led to the conclusion that Mr. Carey should serve as a director of the Company.

Item 8.01.	Other Events.

On April 21, 2011, the Company issued a press release announcing the resignation of Mr. Gillespie, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES HOLDINGS, INC.

Date: April 21, 2011	By:	/s/ Daniel E. Dosoretz, M.D.
Name: Daniel E. Dosoretz, M.D.
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 21, 2011.